UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
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CONDOR HOSPITALITY TRUST, INC.
(Name of Registrant as Specified In Its Charter)

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Condor Hospitality Trust, Inc. Announces Vote Results and Partial Adjournment of Special Meeting of Stockholders

NORFOLK, NEBRASKA — November 12, 2021 — Condor Hospitality Trust, Inc. (NYSE American: CDOR) (the “Company”), a hotel-focused real estate investment trust (“REIT”) headquartered and incorporated in the state of Maryland, today announced partial results and the partial adjournment of the Company’s Special Meeting of Stockholders (the “Meeting”), which was held at 11:00 a.m., Eastern Time, on November 12, 2021 and at which time three of the four proposals, as set forth in the Company’s Definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (“SEC”) on October 18, 2021, were presented to and approved by stockholders.

At the Meeting, stockholders approved the sale of substantially all of the Company’s assets pursuant to and on the terms set forth in that certain Hotel Purchase and Sale Agreement, dated as of September 22, 2021, by and between B9 Cowboy Mezz A LLC (“Buyer”) and the Company, as amended by that First Amendment to Hotel Sale and Purchase Agreement, dated as of October 1, 2021, by and between Buyer and the Company, and that Second Amendment to Hotel Sale and Purchase Agreement, dated as of October 28, 2021, by and between Buyer and the Company (the “Portfolio Sale”). In accordance with the Portfolio Sale, the Company will sell all of the equity interests of the Company’s 15 indirectly owned subsidiaries, which each in turn owns one of the 15 hotels in the Company’s portfolio, to Buyer for $305,000,000.

In addition to approving the Portfolio Sale, stockholders approved (1) the specified compensation that may be paid or become payable to the Company’s named executive officers in connection with the Portfolio Sale and (2) one or more adjournments for the Meeting to a later date, as necessary or appropriate, including to solicit additional proxies if there are not sufficient votes at the time of the Meeting to approve the Portfolio Sale or the liquidation proposal (described below).

Following approval of the foregoing three proposals, the Company adjourned the Meeting solely with respect to the liquidation proposal. The liquidation proposal asks stockholders to approve the dissolution and liquidation of the Company in accordance with a plan of liquidation. The Company adjourned the Meeting with respect to the liquidation proposal for the limited purpose of allowing additional time for stockholders to vote on the liquidation proposal and to solicit additional proxies to approve the liquidation proposal. The Company adjourned the Meeting until December 1, 2021 in anticipation that the Portfolio Sale will have been consummated pursuant to the Hotel Purchase and Sale Agreement prior to such date.

The record date for determining stockholders eligible to vote at the Meeting remains the close of business on October 13, 2021. If you have already voted your shares on the liquidation proposal, you do not need to vote again at the reconvened Meeting, as the proxies submitted will remain valid. If you have already submitted proxies and want to change your vote with respect to the liquidation proposal, you can update your vote by resubmitting a proxy. Your vote will be recorded at the Meeting in accordance with your most recently submitted proxy.

The adjourned Meeting will reconvene with respect to the liquidation proposal on December 1, 2021 at 11:00 a.m., Eastern Time. The adjourned Meeting will reconvene in a virtual-only format via live webcast at www.virtualshareholdermeeting.com/CDOR2021SM2 (there is no physical location for the Meeting).

If you have any questions or need assistance voting your shares, please contact the Company, Attention: Corporate Secretary; telephone: (301) 861-3305.

About Condor Hospitality Trust, Inc.

The Company is a self-administered REIT that specializes in the investment and ownership of upper midscale and upscale, premium-branded, select-service, extended-stay, and limited-service hotels in the top 100 Metropolitan Statistical Areas (“MSAs”) with a particular focus on the top 20 to 60 MSAs. The Company currently owns 15 hotels in 8 states.  The Company’s hotels are franchised by a number of the industry’s most well-regarded brand families including Hilton, Marriott, and InterContinental Hotels.

Cautionary Statement Regarding Forward-Looking Statements

This news release (including statements about the expected timing of the adjourned Meeting, the sale of the Company’s hotel portfolio and the plan of liquidation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which the Company operates and beliefs of and assumptions made by the Company’s management, involve uncertainties that could significantly affect the financial or operating results of the Company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transaction to stockholders and employees — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with (i) national, international, regional and local economic climates; (ii) the potential liability for a failure to meet regulatory requirements, including the maintenance of real estate investment trust status; (iii) risks associated with the ability to consummate the transaction; (iv) potential changes to tax legislation; (v) the potential impact of announcement of the proposed transaction or consummation of the proposed transaction and Plan of Liquidation on relationships, including with employees; (vi) the unfavorable outcome of any legal proceedings that may be instituted against the Company; (vii) impacts relating to COVID-19 or other pandemics or catastrophic events; and (viii) those additional risks and factors discussed in reports filed with the SEC by the Company from time to time, including those discussed under the heading “Risk Factors” in its filed reports on Form 10-K and 10-Q. Except to the extent required by applicable law or regulation, the Company disclaims any duty to update any forward-looking statements contained in this communication or to otherwise update any of the above-referenced factors.

Additional Information and Where to Find It

This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transaction and Plan of Liquidation. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PLAN OF LIQUIDATION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PLAN OF LIQUIDATION. Investors and security holders are able to obtain free copies of the Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. In addition, copies of the documents filed by the Company with the SEC will be available free of charge on the Company’s website at www.condorhospitality.com, or by contacting the Company at Investor Relations by phone at (301) 861-3305 or by email at investors@trustcondor.com or by requesting them in writing to Condor Hospitality Trust, Inc., 1800 West Pasewalk Avenue, Suite 120, Norfolk, Nebraska 68701, or by telephone at (301) 861-3305.

Contact:

Jill Burger
Chief Financial Officer & Chief Accounting Officer
jburger@trustcondor.com
(402) 371-2520